KAR Equity Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—100.5%
Communication Services—10.4%
AT&T, Inc.	140,900	$4,052
Omnicom Group, Inc.	76,910	4,797
Verizon Communications, Inc.	89,610	5,265
		14,114

Consumer Discretionary—6.4%
Home Depot, Inc. (The)	5,008	1,330
Leggett & Platt, Inc.	87,480	3,875
McDonald’s Corp.	16,020	3,438
		8,643

Consumer Staples—11.2%
Clorox Co. (The)	5,980	1,208
Coca-Cola Co. (The)	73,580	4,035
Kimberly-Clark Corp.	25,210	3,399
PepsiCo, Inc.	26,170	3,881
Procter & Gamble Co. (The)	19,070	2,653
		15,176

Financials—12.6%
Bank of Hawaii Corp.	72,689	5,569
PNC Financial Services Group, Inc. (The)	43,272	6,448
Zurich Insurance Group AG ADR(1)	118,892	5,020
		17,037

Health Care—13.9%
GlaxoSmithKline plc Sponsored ADR	115,250	4,241
Johnson & Johnson	17,070	2,687
Merck & Co., Inc.	43,880	3,589
Patterson Cos., Inc.	197,410	5,849
Pfizer, Inc.	68,070	2,506
		18,872

Industrials—15.1%
3M Co.	31,570	5,518
Fastenal Co.	42,054	2,054
MSC Industrial Direct Co., Inc. Class A	39,980	3,374
Snap-on, Inc.	18,010	3,082
Watsco, Inc.	28,300	6,411
		20,439

Information Technology—12.2%
Analog Devices, Inc.	10,046	1,484
Cisco Systems, Inc.	108,180	4,841
International Business Machines Corp.	48,100	6,055
Paychex, Inc.	43,710	4,073
		16,453

Materials—7.3%
Eastman Chemical Co.	55,270	5,542
	Shares	Value

Materials—continued
Sonoco Products Co.	74,160	$4,394
		9,936

Real Estate—1.6%
Crown Castle International Corp.	14,020	2,232
Utilities—9.8%
Fortis, Inc.	88,740	3,622
NextEra Energy, Inc.	36,400	2,808
Southern Co. (The)	74,980	4,606
WEC Energy Group, Inc.	23,510	2,164
		13,200

Total Common Stocks (Identified Cost $125,134)		136,102

Total Long-Term Investments—100.5% (Identified Cost $125,134)		136,102

Short-Term Investment—0.2%
Securities Lending Collateral—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)(3)	190,130	190
Total Short-Term Investment (Identified Cost $190)		190

TOTAL INVESTMENTS—100.7% (Identified Cost $125,324)		$136,292
Other assets and liabilities, net—(0.7)%		(905)
NET ASSETS—100.0%		$135,387

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	All or a portion of security is on loan.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	90%
Switzerland	4
United Kingdom	3
Canada	3
Total	100%
† % of total investments as of December 31, 2020.
See Notes to Schedule of Investments

KAR Equity Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$136,102	$136,102
Securities Lending Collateral	190	190
Total Investments	$136,292	$136,292
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

KAR EQUITY INCOME FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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